UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 1, 2009 (June 26, 2009)
KEY ENERGY SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	1-8038	04-2648081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1301 McKinney Street, Suite 1800
Houston, Texas 77010
(Address of Principal Executive Offices and Zip Code)
713/651-4300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01. Entry into a Material Definitive Agreement.
     On June 26, 2009, Key Energy Services, Inc., a Maryland corporation (the “Company”), and its wholly-owned subsidiary, Key Energy Services Cyprus Ltd., a Cyprus company (“KESC”), entered into Amendment No. 2 to Master Agreement (the “Second Amendment”) with OOO Geostream Assets Management, a company incorporated in the Russian Federation, and the following parties, which are referred to in the Agreement as “L-Group”: Boris Germanovich Levin, Mikhail Vladimirovich Siyatskiy, Aleksei Rufatovich Mustafinov, Yurii Leonidovich Bodnarchuk, John Thomas Wilson and Vemor Trading and Investments Limited, a Cyprus company. The Second Amendment is dated as of June 23, 2009 (but was not fully executed until June 26, 2009) and amends the Master Agreement, entered into among the parties on August 26, 2008 (the “Agreement”), as amended by Amendment No. 1 to Master Agreement, dated as of March 11, 2009 (the “First Amendment”).
     As previously disclosed, the First Amendment extended the date by which KESC is required to consummate the second closing under the Agreement from March 31, 2009 to June 30, 2009. The Second Amendment further extends the date by which KESC is required to consummate the second closing to September 1, 2009. In addition, the Second Amendment provides that the second investment consideration will consist of a combination of cash and a promissory note issued by KESC in favor of an OOO Geostream Services Group affiliate.
     The foregoing description of the Second Amendment, the First Amendment and the Agreement does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, the First Amendment, which was filed as Exhibit 10.1 to the Current Report on Form 8-K on March 25, 2009, and the Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K on September 2, 2008, each of which is incorporated into this Item 1.01 by reference.
     Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.
     10.1 Amendment No. 2 to Master Agreement, dated June 23, 2009 (fully executed on June 26, 2009), by and among Key Energy Services, Inc., Key Energy Services Cyprus Ltd., OOO Geostream Assets Management and L-Group.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.
Date: July 1, 2009	By:	/s/ NEWTON W. WILSON III
Newton W. Wilson III
Executive Vice President and Chief Operating Officer

Exhibit Index

Exhibit
No.	Description

10.1	Amendment No. 2 to Master Agreement, dated June 23, 2009 (fully executed on June 26, 2009), by and among Key Energy Services, Inc., Key Energy Services Cyprus Ltd., OOO Geostream Assets Management and L-Group.

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